UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2020

CHEMBIO DIAGNOSTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-30379	88-0425691
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

555 Wireless Blvd. Hauppauge, NY 11788
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:  (631) 924-1135

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	CEMI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On July 1, 2020, the following purported class action lawsuit was filed by an alleged stockholder of ours in the United States District Court for the Eastern District of New York: Ken Hayes v. Chembio Diagnostics, Inc., Richard L. Eberly, Gail S. Page, Katherine L. Davis, Mary Lake Polan, and John G. Potthoff, 1:20-cv-02918.

The Hayes complaint purports to state claims for violations of Section 14(a) of the Securities Exchange Act of 1934 and Rule 14a-9 promulgated thereunder by the Securities and Exchange Commission, declaratory relief, and state law claims for breach of fiduciary duty, brought by plaintiff on behalf of himself and all of our other public stockholders against us and members of our board of directors to remedy alleged misstatements of material information in the proxy statement disseminated by us in advance of our Annual Meeting of Stockholders to be held on July 28, 2020, which we refer to as the Annual Meeting. The Hayes plaintiff alleges that the Schedule 14A Proxy Statement filed by us on June 16, 2020 with the Securities and Exchange Commission, or the Proxy Statement, in which we are soliciting stockholder approval of, inter alia, a proposal to change our state of incorporation from the State of Nevada to the State of Delaware, which we refer to as the Reincorporation Proposal, contains four misrepresentations of material fact: (1) the voting standard applicable to the Reincorporation Proposal; (2) the treatment and effect of broker non-votes on the Reincorporation Proposal; (3) the number of votes needed to approve an amendment of our certificate of incorporation under the Delaware General Corporation Law; and (4) our prospective compliance with the Delaware General Corporation Law as it relates to the vote required for the removal of directors.The Hayes plaintiff seeks a declaration that the Proxy Statement is false and misleading and entry of an order enjoining the stockholder vote on the Reincorporation Proposal until such time as the Proxy Statement has been corrected as well as an order finding our directors liable for breaching their fiduciary duties and awarding plaintiff the costs and disbursements of the action, including attorneys’ and expert fees.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

Chembio Diagnostics, Inc.

Dated: July 8, 2020	By:	/s/ Richard Eberly
Chief Executive Officer and President